SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2002
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                        THE ZWEIG TOTAL RETURN FUND, INC.
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             (Exact name of registrant as specified in its charter)

                                    Maryland
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                 (State or other jurisdiction of incorporation)

           811-05620                                     13-3474242
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   (Commission File Number)                 (IRS Employer Identification Number)

                   900 Third Avenue, New York, New York 10022
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 451-1100
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ITEM 5. OTHER EVENTS

      On October 25, 2002, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. announced the resignation of Dr. Martin E. Zweig as chairman and officer of the two funds and the appointment of Philip R. McLoughlin, former chief executive officer of Phoenix Investment Partners, Ltd., as chairman of the funds, to be effective as of November 30, 2002. The form of the press release announcing the resignation and appointment is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:

            99.1 The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. Press Release, dated October 25, 2002
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                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  THE ZWEIG TOTAL RETURN FUND, INC.


                                  By:    /s/ Philip R. McLoughlin
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                                  Name:  Philip R. McLoughlin
                                  Title: Vice Chairman of the Board of Directors